UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			February 23, 2023

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
1-1097	OKLAHOMA GAS AND ELECTRIC COMPANY			73-0382390

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange
Oklahoma Gas and Electric Company	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: OGE Energy Corp. and Oklahoma Gas and Electric Company are filing this Current Report on Form 8-K/A in order to amend their Current Report on Form 8-K, as previously filed with the Securities and Exchange Commission on February 23, 2023, to correctly report the submission header coding and the text of the header under Item 2.02 instead of Item 2.01. No other changes were made in this Form 8-K/A and related Exhibit 99.01.

Item 2.02. Results of Operations and Financial Condition

OGE Energy Corp. ("OGE Energy") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric company with approximately 889,000 customers in Oklahoma and western Arkansas.

On February 23, 2023, OGE Energy issued a press release announcing its consolidated financial results for the year ended December 31, 2022 and Board approval of a second quarter dividend. A copy of such press release is furnished as Exhibit 99.01 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated February 23, 2023, announcing OGE Energy Corp. reports 2022 results and outlook for 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

This combined Current Report on Form 8-K is being furnished separately by OGE Energy and OG&E (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

March 1, 2023